VISION GROUP OF FUNDS, INC.

Class S Shares

VISION TREASURY MONEY MARKET FUND
VISION MONEY MARKET FUND

---------------------------------------------------------------------------------------
SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 2000

On page 6 of the prospectus, please delete the third and fourth paragraphs under the section entitled "HOW TO PURCHASE SHARES" and replace with the following paragraphs:

      "Payment may be made by check, federal funds wire or Automated Clearing
      House (ACH)."

      "Purchase orders for the Money Market Funds must be received by 3:00 P.M.
      (Eastern Time) to receive the Fund's closing day NAV and to begin earning dividends the next day."

On page 7 of the prospectus, please delete the sub-section entitled "PAYMENT BY
TRANSFER " in its entirety and replace with the following:

      "PAYMENT BY TRANSFER

      Sweep Account customers should refer to their Cash Sweep Agreement."

On page 7 of the prospectus, please add the following sub-section immediately following the sub-section entitled "PAYMENT BY TRANSFER."

      "PAYMENT BY AUTOMATED CLEARING HOUSE (ACH)

      To place an order, call M&T Bank's Mutual Fund Services. Purchase orders for which payment will be made via ACH must be received by 3:00 p.m.
      (Eastern Time). This purchase option can be established by completing the appropriate sections of the account application."

On page 7 of the prospectus, under the section entitled "HOW TO REDEEM SHARES,"
please delete the first two paragraphs of the sub-section entitled "BY
TELEPHONE" and replace with the following:

      "BY TELEPHONE

      To redeem Shares by telephone, call M&T Bank's Mutual Fund Services at
      (800) 836-2211 (in the Buffalo area call (716) 635-9368). The proceeds will be sent via ACH to the account you previously designated at a domestic commercial bank that is a member of the Federal Reserve System."

On page 7 of the prospectus, please add the following sub-section immediately following the sub-section entitled "BY TELEPHONE."

      "BY WIRE

      Redemptions by wire can only be made on days the Federal Reserve wire system, M&T Bank and the Funds are open for business."

                                                                        August 22, 2000

[Graphic]
Federated Investors
Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 314286105
Cusip 314286204

25737 (08/00)

VISION GROUP OF FUNDS, INC.

Class A Shares
VISION TREASURY MONEY MARKET FUND
VISION MONEY MARKET FUND
VISION NEW YORK TAX-FREE MONEY MARKET FUND
VISION U.S. GOVERNMENT SECURITIES FUND
VISION NEW YORK MUNICIPAL INCOME FUND

Class A Shares And Class B Shares

VISION LARGE CAP VALUE FUND (FORMERLY, VISION EQUITY INCOME FUND)
VISION MID CAP STOCK FUND
VISION LARGE CAP GROWTH FUND
VISION LARGE CAP CORE FUND

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SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 2000

On page 22 of your prospectus, please delete the second and third paragraphs under the section entitled "HOW TO PURCHASE SHARES" and replace with the following paragraphs:

      "Payment may be made by check, federal funds wire or Automated Clearing
      House (ACH)."

      "Purchase orders for the MONEY MARKET FUNDS must be received by 3:00 P.M.
      (Eastern Time) to receive the Fund's closing day NAV and to begin earning dividends the next day."

On page 23 of your prospectus, please delete the sub-sections entitled "PAYMENT
BY BANK ACCOUNT TRANSFER" and "MONEY MARKET FUNDS" in their entirety and replace with the following:

      "PAYMENT BY AUTOMATED CLEARING HOUSE (ACH)

      MONEY MARKET FUNDS

      To place an order, call M&T Bank's Mutual Fund Services. Purchase orders for which payment will be made via ACH must be received by 3:00 p.m.
      (Eastern Time). This purchase option can be established by completing the appropriate sections of the account application."

On page 23 of your prospectus, under the section entitled "HOW TO REDEEM
SHARES," please delete the sub-sections entitled "BY TELEPHONE" and "Money
Market Funds" in their entirety and replace with the following:

      "BY TELEPHONE

To    redeem Shares by telephone, call Mamp;T Bank's Mutual Fund Services at (800)
      836-2211 (in the Buffalo area call (716) 635-9368). The proceeds will be sent via ACH to the account you previously designated at a domestic commercial bank that is a member of the Federal Reserve System."

      "MONEY MARKET FUNDS

      To redeem shares, call by 3:00 p.m. (Eastern time). Proceeds will be sent via ACH or check."

On page 23 of the prospectus, under the section entitled "HOW TO REDEEM SHARES,"
please add the following immediately after the sub-section entitled "BY
TELEPHONE."

      "BY WIRE

Proceeds of a wire order will be wired to your account at Mamp;T Bank or an affiliate or to another account you previously designated at a domestic commercial bank account that is a member of the Federal Reserve System.
      Redemptions by wire can only be made on days the Federal Reserve wire system, Mamp;T Bank and the Funds are open for business."

Please delete the biography for John E. Leslie III found under the sub-section entitled "PORTFOLIO MANAGERS" found on page 27 and 28.

                                                                        August 22, 2000

[Graphic]
Federated Investors
Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 314286105
Cusip 314286204

25736 (08/00)

PROSPECTUS

Vision Group of Funds, Inc.

CLASS A SHARES

Vision Treasury Money Market Fund
Vision Money Market Fund
Vision New York Tax-Free Money Market Fund
Vision U.S. Government Securities Fund
Vision New York Municipal Income Fund

CLASS A SHARES AND CLASS B SHARES

Vision Large Cap Value Fund (formerly, Vision Equity Income Fund)
Vision Mid Cap Stock Fund
Vision Large Cap Growth Fund
Vision Large Cap Core Fund

Mutual fund shares are not bank deposits, not FDIC insured, not guaranteed and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Goals, Strategies, Risks and Performance	1
What are the Funds' Fees and Expenses?	11
What are the Equity Funds' Investment Strategies?	13
What are the Funds' Main Investments and Investment Techniques?	15
Specific Risks of Investing in the Funds	17
What do Shares Cost?	19
How are the Funds Sold?	21
How to Purchase Shares	21
How to Redeem Shares	23
How to Exchange Shares	24
Account and Share Information	25
Who Manages the Funds?	26
Financial Information	28
JUNE 30, 2000


(Revised August 22, 2000)


Fund Goals, Strategies, Risks and Performance

This Prospectus of the Vision Group of Funds, Inc. (the "Corporation") offers Class A Shares of five portfolios, including three Money Market Funds and two Income Funds and Class A and Class B Shares of four Equity Funds . Treasury Money Market Fund and Money Market Fund offer another class of shares, Class S Shares under a separate prospectus. The following describes the investment goals (objectives), strategies and principal risks of each Fund. There can be no assurance that a Fund will achieve its goal. However, each Fund endeavors to do so by following the strategies and policies described in this prospectus.

PERFORMANCE

On the following pages are performance information for each Fund and its Class A Shares and Class B Shares, if applicable. This information gives you some indication of the risks of an investment in a Fund by comparing each Fund's performance with a broad measure of market performance. While past performance of a Fund does not necessarily predict future performance, the following information provides you with the historical performance information to assist you in analyzing how each Fund's investment risks may be balanced by their potential rewards. For more current performance information, including the current 7-Day Net Yields of the Money Market Funds, call (800) 836-2211.

For Funds that offer both Class A and B Shares (Large Cap Value Fund, Mid Cap Stock Fund, Large Cap Growth Fund andLarge Cap Core Fund ), the SEC requires us to show Class A Shares because it has the longest operating history.

BAR CHARTS

The bar chart represents the (historical) calendar year performance of Class A Shares of each Fund without reflecting the applicable sales charge imposed on Class A Shares. If these charges or fees had been included, the return would have been lower. Following the bar chart is the year-to-date performance of Class A Shares through the most recent calendar quarter, again, without reflecting any applicable sales charge imposed on Class A Shares. Also provided is the best and worst calendar quarter performance for Class A Shares.

Average Annual Total Return

Following the bar chart is a performance table showing the Average Annual Total Return for Class A Shares and Class B Shares, if applicable of the Funds as compared to an appropriate broad-based securities market index for certain periods ended December 31, 1999. The Funds' total return figures reflect the maximum sales charge that could apply (except for the Money Market Funds , which do not impose a sales charge). The market indices are unmanaged and are not adjusted for any sales charge, expenses or other fees the SEC requires to be reflected in the Fund's performance. You cannot invest directly in an index.

MONEY MARKET FUNDS

Money Market Funds are subject to strict regulatory limitations on their permissible investments, which are designed to allow the Funds to maintain a stable share price of $1.00. These limitations govern diversification (how much of their assets can be invested in any one issuer), credit quality, and length of maturity. For example the securities in which the Funds invest must be rated in one of the two highest short-term rating categories by one or more nationally recognized rating services or be of comparable quality to securities having such ratings.

VISION TREASURY MONEY MARKET FUND

Goal

To seek current income with liquidity and stability of principal.

Strategy

The Fund pursues its goal by investing primarily in a diversified portfolio of direct obligations of the U.S. Treasury, such as Treasury bills and notes, and repurchase agreements secured by these obligations. These obligations are high quality, short-term investments that generally mature and come due for repayment by the issuer in 397 days or less. The dollar-weighted average maturity of the Fund will not exceed 90 days.

Total Return Bar Chart and Table

[Graphic Representation Omitted--See Appendix]

Historically the Fund has maintained a constant $1.00 net asset value per share. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-end basis.

The Fund's Class A Shares are sold without a sales charge (load).

The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was 1.24%.

Within the periods shown in the Chart, the Fund's Class A Shares highest quarterly return was 1.86% (quarter ended September 30, 1990). Its lowest quarterly return was 0.68% (quarter ended June 30, 1993).

Average Annual Total Return

The following table represents the Fund's Class A Shares Average Annual Total Return for the calendar periods ended December 31, 1999.

Class A Shares
1 Year	4.38%
5 Years	4.88%
10 Years	4.70%

The Fund's Class A Shares 7-Day Net Yield as of December 31, 1999 was 4.51%.

Investors may call the Fund at 1-800-836-2211 to acquire the current 7-Day Net Yield.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

VISION MONEY MARKET FUND

Goal

To seek current income with liquidity and stability of principal.

Strategy

The Fund pursues its goal by investing in a diversified portfolio of high quality, short-term debt obligations issued by the U.S. government, banks and corporations. These obligations generally mature and come due for repayment by the issuer in 397 days or less. The dollar-weighted average maturity of the Fund will not exceed 90 days.

Total Return Bar Chart and Table

[Graphic Representation Omitted--See Appendix]

Historically the Fund has maintained a constant $1.00 net asset value per share. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-end basis.

The Fund's Class A Shares are sold without a sales charge (load).

The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was 1.32%.

Within the periods shown in the Chart, the Fund's Class A Shares highest quarterly return was 1.95% (quarter ended June 30, 1990). Its lowest quarterly return was 0.71% (quarter ended June 30, 1993).

Average Annual Total Return

The following table represents the Fund's Class A Shares Average Annual Total Return for the calendar periods ended December 31, 1999.

Class A Shares
1 Year	4.61%
5 Years	5.03%
10 Years	4.87%

The Fund's Class A Shares 7-Day Net Yield as of December 31, 1999 was 5.12%.

Investors may call the Fund at 1-800-836-2211 to acquire the current 7-Day Net Yield.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

VISION NEW YORK TAX-FREE MONEY MARKET FUND

Goal

To seek a high level of current interest income that is exempt from federal regular income tax as is consistent with liquidity and relative stability of principal.

Strategy

The Fund pursues its goal by investing in a portfolio of high-quality, short-term tax-exempt debt obligations (municipal securities) that generally mature in 397 days or less from the time of investment. The dollar-weighted average maturity of the Fund will not exceed 90 days. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in debt obligations that pay interest exempt from federal regular income tax. When possible, the Fund intends to invest, under normal market conditions, at least 80% of its net assets in securities issued by the State of New York and its political subdivisions (New York municipal securities). If the Fund pays dividends from interest it earns on its New York municipal securities investments, the dividends will be exempt from federal regular income tax, as well as New York State and New York City income taxes.

Total Return Bar Chart and Table

[Graphic Representation Omitted--See Appendix]

Historically the Fund has maintained a constant $1.00 net asset value per share. The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The Fund's shares are sold without a sales charge (load).

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 0.76%.

Within the periods shown in the Chart, the Fund's highest quarterly return was 1.29% (quarter ended September 30, 1990). Its lowest quarterly return was 0.38% (quarters ended September 30, 1992 and March 31, 1993).

Average Annual Total Return

The following table represents the Fund's Average Annual Total Return for the calendar periods ended December 31, 1999.

Fund
1 Year	2.71%
5 Years	3.02%
10 Years	2.97%

The Fund's 7-Day Net Yield as of December 31, 1999 was 4.04%.

Investors may call the Fund at 1-800-836-2211 to acquire the current 7-Day Net Yield.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

Income Funds

VISION U.S. GOVERNMENT SECURITIES FUND

Goal

To provide current income. Capital appreciation is a secondary, non-fundamental investment consideration.

Strategy

The Fund pursues its goal by investing, under normal market conditions, at least 65% of its total assets in a diversified portfolio consisting of securities that are guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities issued by U.S. government agencies. The Fund anticipates that most of its assets will be invested in fixed income securities having maturities greater than one year. Certain mortgage-backed securities, including Adjustable Rate Mortgage Securities (ARMS) and Collateralized Mortgage Obligations (CMOs) are included within the definition of "U.S. Government Securities." The Fund may invest at times to a limited extent in other types of debt obligations to enhance total return (e.g., corporate debt obligations, taxable municipal securities, asset-backed securities, etc.).

Total Return Bar Chart and Table

[Graphic Representation Omitted--See Appendix]

The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 3.13%.

Within the period shown in the Chart, the Fund's highest quarterly return was 6.45% (quarter ended June 30, 1995). Its lowest quarterly return was (2.81%) (quarter ended June 30, 1994).

Average Annual Total Return

The following table represents the Fund's Average Annual Total Returns, reduced to reflect applicable sales charges for the calendar periods ended December 31, 1999. The table shows the Fund's total returns averaged over a period of years relative to the Lehman Brothers Aggregate Bond Index (LBABI), a broad-based market index. LBABI is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. Agency obligations, foreign obligations, U.S. investment grade corporate debt and mortgage backed obligations. Total returns for the index shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

	Class A	LBABI
1 Year	(6.74%)	(0.82%)
5 Years	5.85%	7.73%
Start of Performance[1]	3.68%	5.67%

1 The Fund's start of performance date was September 22, 1993.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

VISION NEW YORK MUNICIPAL INCOME FUND

Goal

To provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of New York and New York municipalities and is consistent with the preservation of capital.

Strategy

The Fund pursues its goal by investing primarily in securities that pay interest which is exempt from federal regular income tax and personal income taxes imposed by the State of New York and New York municipalities. Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities that pay interest which is exempt from federal regular income tax. However, the interest on these securities may be subject to the federal alternative minimum tax or "AMT." Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in obligations issued by or on behalf of the State of New York, its political subdivisions or agencies that pay interest which is exempt from the personal income tax imposed by the State of New York and New York municipalities.

Total Return Bar Chart and Table

[Graphic Representation Omitted--See Appendix]

The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 3.83%.

Within the period shown in the Chart, the Fund's highest quarterly return was 6.57% (quarter ended March 31, 1995). Its lowest quarterly return was (4.48%) (quarter ended March 31, 1994).

Average Annual Total Return

The following table represents the Fund's Average Annual Total Returns, reduced to reflect applicable sales charges for the calendar periods ended December 31, 1999. The table shows the Fund's total returns averaged over a period of years relative to the Lehman Brothers State General Obligation Bond Index (LSGOBI), and the Lehman Brothers New York Tax-Exempt Index (LBNYTEI), broad-based market indexes. LSGOBI is an index comprised of all state obligation debt issues. LBNYTEI is a total return performance benchmark for the New York long-term, investment grade, tax-exempt bond market. Total returns for the index shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index.

	Class A	LSGOBI	LBNYTEI
1 Year	(9.07%)	(1.13%)	(2.04%)
5 Years	4.93%	6.75%	7.15%
Start of Performance[1]	3.49%	4.79%	5.07%

1 The Fund's start of performance date was September 22, 1993.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

Equity Funds

VISION LARGE CAP VALUE FUND

Goal

To provide current income. Capital appreciation is a secondary, non-fundamental consideration.

Strategy

The Fund pursues its goal by investing primarily in a diversified portfolio of income-producing equity securities of U.S. companies that are considered "large cap." Equity securities include common and preferred stocks, as well as convertible securities. The adviser uses a value-oriented approach to select those companies with unrecognized or undervalued assets. Such a value approach seeks companies whose stock prices do not appear to reflect their underlying value as measured by assets, earnings, cash flow, business franchises, or other quantitative or qualitative measurements.

Total Return Bar Chart and Table

[Graphic Representation Omitted--See Appendix]

The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-end basis.

The total returns displayed for the Fund's Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was (0.64%).

Within the period shown in the Chart, the Fund's Class A Shares highest quarterly return was 18.26% (quarter ended December 31, 1998). Its lowest quarterly return was (11.14%) (quarter ended September 30, 1998).

Average Annual Total Return

The following table represents the Fund's Class A Shares and Class B Shares Average Annual Total Returns, reduced to reflect applicable sales charges, for the calendar periods ended December 31, 1999.

The table shows the Fund's Class A Shares and Class B Shares total returns averaged over a period of years relative to the Standard & Poor's 500/Barra Value Index ("S&P BV"), a broad-based market index. The S&P BV is constructed by sorting the S&P 500 based on their price/book ratios, with the low price/book companies forming the index. The S&P 500 is an index of large cap common stocks. Total returns for the index shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and it is not possible to invest directly in an index.

	Class A	Class B	S&P BV
1 Year	(9.63%)	N/A	12.38%
Start of Performance[1]	4.03%	(4.76%)	12.68%

1 The Fund's Class A Shares and Class B Shares start of performance dates were September 26, 1997 and December 10, 1999, respectively.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

VISION MID CAP STOCK FUND

Goal

To provide total return.

Strategy

The Fund pursues its goal by investing primarily in a diversified portfolio of mid-cap stocks. These stocks will be of comparable size to those that comprise the S&P Mid Cap 400 Index. Independence Investment Associates, Inc., the Fund's sub-adviser ("IIA" or "sub-adviser"), will select stocks based upon both their relative value and potential for growth. The Fund's total return will result mostly from capital appreciation rather than income.

Vision Mid Cap Stock Fund commenced operations on October 15, 1999, when it acquired both Vision Growth and Income Fund and Vision Capital Appreciation Fund (the "Acquired Funds") in a reorganization. In order to comply with comments made by the staff of the SEC, the Mid Cap Stock Fund had to become an "accounting survivor" of one of the Acquired Funds, despite the differences in the investment objective, strategies, policies and expenses of the Acquired Funds, and the fact that Mid Cap Stock Fund's subadviser never managed, or provided any investment advice to, the Acquired Funds. Accordingly, the following financial and performance information presented for the Mid Cap Stock Fund in reality reflects the historical operations of Vision Growth and Income Fund in all periods prior to October 15, 1999. This past performance is not predictive of future performance of the Mid Cap Stock Fund and should be evaluated in light of the Fund's organization and the differences noted above.< /P>

Total Return Bar Chart and Table

[Graphic Representation Omitted--See Appendix]

The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-end basis.

The total returns displayed for the Fund's Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was 14.19%.

Within the period shown in the Chart, the Fund's Class A Shares highest quarterly return was 27.55% (quarter ended June 30, 1999). Its lowest quarterly return was (25.98%) (quarter ended September 30, 1998).

Average Annual Total Return

The following table represents the Fund's Average Annual Total Returns, reduced to reflect applicable sales charges, for the calendar periods ended December 31, 1999.

The table shows the Fund's Class A Shares total returns averaged over a period of years relative to the Standard & Poor's Mid Cap 400 Index (S&P 400) and the Russell Midcap Value Index (RMVI), broad-based market indexes. S&P 400 is a capitalization weighted index that measures the performance of the mid-range of the U.S. stock market. RMVI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the market capitalization of the Russell 1000 Index. Total returns for the index shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index.

	Class A	S&P 400	RMVI
1 Year	8.12%	14.74%	(0.11%)
5 Years	14.78%	23.05%	18.01%
Start of Performance[1]	11.85%	18.69%	14.34%

1 The Fund's Class A Shares start of performance date was November 29, 1993.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

VISION LARGE CAP GROWTH FUND

Goal

To provide capital appreciation.

Strategy

Montag & Caldwell, Inc., the Fund's sub-adviser, uses a bottom-up approach to selecting growth-oriented stocks. The Fund seeks to invest in high-quality, well established large-cap companies that:

  have a strong history of earnings growth;
  are attractively priced, relative to the company's potential for above-average, long-term earnings and revenue growth;
  have strong balance sheets;
  have a sustainable competitive advantage;
  are currently, or have the potential to become industry leaders; and
  have the potential to outperform during market downturns.

Performance

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

VISION LARGE CAP CORE FUND

Goal

To provide long-term capital appreciation. Current income is a secondary, non-fundamental investment consideration.

Strategy

The Fund invests primarily in a diversified portfolio of equity securities (primarily common stocks) of companies that have a market capitalization of at least $10 billion, which are generally considered "large cap" stocks. The Adviser utilizes a blended style of investing by using a growth-based strategy or value-based strategy (or both), as market conditions dictate. Under normal market conditions, the Fund intends to invest at least 65% of its assets in these large-cap equity securities that are expected to produce capital appreciation. The Fund will also consider to a lesser extent whether a stock offers the opportunity for income.

Performance

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

PRINCIPAL RISKS OF THE FUNDS

The Funds and the Shares offered by this prospectus are not deposits or obligations of M&T Bank (Adviser), are not endorsed or guaranteed by M&T Bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Although the Money Market Funds attempt to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in any of the Vision Funds. Following are additional risks associated with investments in the Funds.

Risks	Treasury Money Market Fund	Money Market Fund	NY Tax-Free Money Market Fund	U.S. Government Securities Fund	NY Municipal Income Fund	Large Cap Value Fund	Mid Cap Stock Fund	Large Cap Growth Fund	Large Cap Core Fund
Stock Market Risks[1]						X	X	X	X
Risks Related to Investing for Growth[2]							X	X	X
Risks Related to Investing for Value[3]						X	X		X
Risks Related to Company Size[4]							X
Interest Rate Risks[5]	X	X	X	X	X
Credit Risks[6]	X	X	X	X	X
Call Risks[7]	X	X		X	X
Prepayment Risks[8]		X		X	X
Tax Risks[9]			X		X
Risks of Non-diversification[10]					X
New York Investment Risks[11]			X		X

1 The risk posed by the fact that the value of equity securities rise and fall.

2 Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

3 Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

4 The risk posed by mid- and small-market capitalization companies tending to have fewer shareholders, less liquidity, more volatility, unproven track records, limited product or service base and limited access to capital. These risks are greater for small-market capitalization stocks.

5 The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt.

6 The possibility that an issuer will default on a security by failing to pay interest or principal when due.

7 The possibility that an issuer may redeem a fixed income security before maturity at a price below its current market price.

8 The risk posed by the relative volatility of mortgage-backed securities. The likelihood of prepayments increases in a declining interest rate environment and decrease in a rising interest rate environment. This adversely affects the value of these securities.

9 Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

10 Since this Fund is non-diversified, there is a risk that any one issuer may have a greater impact on the Fund's Share price and performance compared to that of a diversified fund.

11 These Funds emphasize investments in New York and are more subject to events that may adversely affect New York issuers.

What are the Funds' Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares and Class B Shares of the Funds.

Shareholder Fees	Treasury Money Market Fund	Money Market Fund	NY Tax-Free Money Market Fund	U.S. Government Securities Fund	NY Municipal Income Fund
Fees Paid Directly From Your Investment	Class A	Class A	Class A	Class A	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	4.50%	4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.50%	0.50%	0.50%	0.70%	0.70%
Distribution (12b-1) Fee[3]	None	None	None	0.25%	0.25%
Shareholder Services Fee[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.16%	0.18%	0.19%	0.28%	0.35%
Total Annual Fund Operating Expenses	0.91%	0.93%	0.94%	1.48%	1.55%

1 Although not contractually obligated to do so, the Adviser, distributor and shareholder services provider waived certain amounts. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended April 30, 2000.

Total Waiver of Fund Expenses	0.33%	0.30%	0.34%	0.55%	0.70%
Total Actual Annual Operating Expenses (After Waivers and Reimbursements)	0.58%	0.63%	0.60%	0.93%	0.85%

2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by Treasury Money Market Fund, Money Market Fund, NY Tax Free Money Market Fund, U.S. Government Securities Fund and New York Municipal Income Fund (after the voluntary waiver) was 0.42%, 0.45%, 0.41%, 0.65% and 0.50%, respectively for the fiscal year ended April 30, 2000.

3 The Funds did not pay or accrue the distribution (12b-1) fee for Class A Shares during the fiscal year ended April 30, 2000. If the Funds were paying or accruing the distribution (12b-1) fee, they would be able to pay up to 0.25% of each Fund's average daily net assets. See "Fund Management, Distribution and Administration."

4 The Treasury Money Market Fund, Money Market Fund, NY Tax Free Money Market Fund, U.S. Government Securities Fund and New York Municipal Income Fund did not pay or accrue shareholder services fee for Class A Shares during the fiscal year ended April 30, 2000. If the Funds were accruing or paying the shareholder services fee, they would be able to pay up to 0.25% of each Fund's average daily net assets. See "Fund Management, Distribution and Administration."

Shareholder Fees	Large Cap Value Fund		Mid Cap Stock Fund		Large Cap Growth Fund		Large Cap Core Fund
Fees Paid Directly From Your Investment	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	5.50%	None	5.50%	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	None	5.00%	None	5.00%	None	5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price).	None	None	None	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.70%	0.70%	0.85%	0.85%	0.85%[2]	0.85%[2]	0.85%	0.85%
Distribution (12b-1) Fee	0.25%[3]	0.75%	0.25%	0.75%	0.25%[3]	0.75%[5]	0.25%	0.75%
Shareholder Services Fee	0.25%[4]	0.25%	0.25%	0.25%	0.25%[4]	0.25%[5]	0.25%	0.25%
Other Expenses[5]	0.48%	0.48%	0.29%	0.29%	0.82%	0.82%	0.92%	0.92%
Total Annual Fund Operating Expenses	1.68%	2.18%	1.64%	2.14%	2.17%	2.67%	2.27%	2.77%

1 Although not contractually obligated to do so, the distributor and shareholder services provider expect to waive certain amounts. These are shown below along with the net expenses the Funds expect to actually pay for the fiscal year ended April 30, 2001.

Total Waiver of Fund Expenses	0.50%	0.00%	0.25%	0.00%	0.50%	0.00%	0.50%	0.00%
Total Actual Annual Operating Expenses (After Waivers and Reimbursements)	1.18%	2.18%	1.39%	2.14%	1.67%	2.67%	1.77%	2.77%

2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by Large Cap Growth Fund (after the voluntary waiver) was 0.00% for the fiscal year ended April 30, 2000. The advisory fee for the Large Cap Growth Fund is expected to be 0.85% for the fiscal year ending April 30, 2001.

3 The Funds did not pay or accrue the distribution (12b-1) fee for Class A Shares during the fiscal year ended April 30, 2000. If the Funds were accruing or paying the distribution (12b-1) fee, they would be able to pay up to 0.25% of each Fund's average daily net assets. See "Fund Management, Distribution and Administration." The Funds' Class A Shares do not expect to pay or accrue the distribution (12b-1) fee for the fiscal year ending April 30, 2001.

4 The Large Cap Value Fund, Large Cap Growth Fund and Large Cap Core Fund did not pay or accrue shareholder services fee for Class A Shares during the fiscal year ended April 30, 2000. If the Funds were accruing or paying the shareholder services fee, they would be able to pay up to 0.25% of each Fund's average daily net assets. See "Fund Management, Distribution and Administration." The Large Cap Value Fund, Large Cap Growth Fund and Large Cap Core Fund Class A Shares, do not expect to pay or accrue the shareholder services fee for the fiscal year ending April 30, 2001.

5 Other Expenses are based on estimated amounts for the fiscal year ending April 30, 2001. Other expenses for the Large Cap Value Fund, Mid Cap Stock Fund and Large Cap Growth Fund were 0.29%, 0.50% and 3.65%, respectively for the year ended April 30, 2000. With respect to Large Cap Growth Fund, the administrator and adviser voluntarily waived fees and reimbursed operating expenses during the fiscal year ended April 30, 2000. The administrator and adviser anticipate terminating these voluntary waivers and reimbursements on May 1, 2000.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund's Class A Shares and Class B Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund's Class A Shares and Class B Shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares and Class B Shares operating expenses are before waivers and reimbursements as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares	1 Year	3 Years	5 Years	10 Years
Treasury Money Market Fund	$93	$290	$504	$1,120
Money Market Fund	$95	$296	$515	$1,143
NY Tax-Free Money Market Fund	$96	$300	$520	$1,155
U.S. Government Securities Fund	$594	$897	$1,222	$2,139
NY Municipal Income Fund	$601	$918	$1,257	$2,212
Large Cap Value Fund	$711	$1,050	$1,412	$2,428
Mid Cap Stock Fund	$708	$1,039	$1,393	$2,387
Large Cap Growth Fund	$758	$1,192	N/A	N/A
Large Cap Core Fund	$767	$1,220	N/A	N/A
Class B Shares	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund
Expenses assuming redemption	$721	$982	N/A	N/A
Expenses assuming no redemption	$221	$682	N/A	N/A
Mid Cap Stock Fund
Expenses assuming redemption	$717	$970	N/A	N/A
Expenses assuming no redemption	$217	$670	N/A	N/A
Large Cap Growth Fund
Expenses assuming redemption	$770	$1,129	N/A	N/A
Expenses assuming no redemption	$270	$829	N/A	N/A
Large Cap Core Fund
Expenses assuming redemption	$780	$1,159	N/A	N/A
Expenses assuming no redemption	$280	$859	N/A	N/A

What are the Equity Funds' Investment Strategies?

Each Fund's investment strategy is described earlier under "Fund Goals, Strategies, Risks and Performance." Following is additional information on the investment strategies for certain of the Funds.

VISION LARGE CAP VALUE FUND

The Fund pursues its investment objective by maintaining a diversified portfolio consisting primarily of income-producing equity securities of domestic companies (e.g., common and preferred stocks, convertible securities). The Fund will attempt to provide a yield greater than the average yield offered by the S&P 500 Index and a lower level of price volatility, although there is no assurance that it will be able to do so. The Adviser will invest in companies on the basis of traditional research techniques, including assessment of company's earnings and dividend growth prospects, risk/volatility of the company's industry, sound management techniques, ability to finance expected growth, and on the basis of a company's undervaluation relative to other companies in the same industry. These companies may be categorized as "seasoned" or "well-established" companies, although companies with less-established operating histories may be chosen for investment if they present opportunities for income and capital appreciation.

Under normal market conditions, the Fund intends to invest at least 65% of the value of its total assets in equity securities that are expected to produce current income. In selecting investments, the Adviser intends to focus on large capitalization (large-cap) companies which are those companies with a market capitalization of at least $10 billion or more at the time of investment. The Adviser also may invest, to a lesser extent, in medium capitalization (mid-cap) or small capitalization (small-cap) companies which are generally companies with a market capitalization under $10 billion.

The Adviser also will focus on stocks of companies with unrecognized or undervalued assets. Such a value approach seeks companies whose stock prices do not appear to reflect their underlying value as measured by assets, earnings, cash flow, business franchises, or other quantitative or qualitative measurements. Value stocks may be out of favor with or misunderstood by investors for a variety of reasons, but are considered to have inherent value or future prospects that are not currently reflected in their stock price. Accordingly, value stocks may have a price/earnings ratio less than the S&P 500 Index, lower than average price to book value, and higher than average dividend yields than competitors, and thereby offer greater income and growth potential.

VISION MID CAP STOCK FUND

The Fund pursues its goal by investing in a diversified portfolio of mid-cap stocks. The sub-adviser selects stocks of mid-cap companies from a broader universe of stocks of approximately 550 large- and mid-sized companies that evolves over time. The sub-adviser initially selects approximately 550 stocks across all industry sectors that meet its investment criteria of attractive valuation with growth potential. This is not an actual stock index, but more similar to a working list generated by the sub-adviser from which it selects appropriate portfolio securities for its clients (e.g., mid cap stocks in the case of the Fund).

For the Fund, a mid-cap company is one whose capitalization is within the S&P Mid Cap 400 Index's capitalization range. As of April 28, 2000, the index's range was $193.9 million to $24.1 billion, but frequently changes as the market value of the stocks that comprise the index changes or as stocks are added or removed from the index. Companies whose capitalizations are outside this index's range after purchase also are considered medium capitalization companies. Because the Fund invests in the same types of stocks as those that comprise the S&P Mid Cap 400 Index, it will have similar risk and volatility characteristics of the mid cap stocks that are included in the index.

The sub-adviser's investment research team is organized by industry and tracks the companies in the universe to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

  value, meaning they appear to be underpriced;
  momentum, meaning they show potential for strong growth.

This process, together with a risk/return analysis relative to the S&P Mid Cap 400 Index, results in a portfolio of approximately 140 to 160 medium capitalization stocks from the top 60% of the universe.

In normal market conditions, the Fund is almost entirely invested in stocks, and will invest at least 65% of its assets in mid-cap stocks. Although the Fund's goal of total return includes both capital appreciation and income, there is no requirement that it come from both. It is expected that most, if not all, of the Fund's total return will come from the appreciation of stocks in the Fund's portfolio.

VISION LARGE CAP GROWTH FUND

The Fund pursues its goal by investing in a diversified portfolio of equity securities (primarily common stocks) of the largest growth-oriented companies traded in the U.S. stock markets. It is expected that the Fund, as a whole, will have the overall portfolio characteristics that define it as "large cap growth."

Large capitalization companies have a market capitalization of $10 billion or more at the time of investment. The Fund may also invest, to a lesser extent, in mid-cap or small-cap companies which are generally companies with a market capitalization under $10 billion.

Montag & Caldwell's strategy for the Fund is "growth at a price," a strategy that simply means the Fund invests in stocks of companies with long-term earnings growth potential but which are currently selling at a discount to their estimated true long-term value.

Growth stocks, in general, tend to be highly valued relative to their current earnings. These companies may include those that the market is willing to pay more for because they are recognized leaders or well-known household names with the potential for powerful, consistent earnings growth and which may be worth more in the future. Montag & Caldwell (Subadviser) will attempt to identify similar stocks which, for whatever reason, are currently out of favor and selling at a discount to their fair value as defined by their disciplines. The Subadviser summarizes this strategy as buying the right company at the right price at the right time.

The Subadviser follows an "add or delete" strategy when determining when to sell a stock. Basically, this means that a stock whose earnings fall short of expectations will be sold (i.e., "deleted") if the Subadviser determines it is not willing to "add" to the Fund's current position. Fund portfolio securities are also cut back or sold entirely once the Subadviser determines they have become overvalued--typically companies which have met or exceeded expectations and whose prices have risen commensurately.

Under normal market conditions, the Fund intends to invest at least 65% of the value of its total assets in large-cap equity securities that are expected to produce growth or capital appreciation. The Fund will also consider to a lesser extent whether the securities offer the opportunity for current income.

VISION LARGE CAP CORE FUND

The Fund pursues its goal by investing in a diversified portfolio of equity securities (primarily common stocks) that are considered "large cap." It is expected that the Fund, as a whole, will have the overall portfolio characteristics that define it as "large cap core," which is an investment style that has elements of both growth and value investing. Large capitalization companies have a market capitalization of $10 billion or more at the time of investment. The Fund may also invest, to a lesser extent, in mid-cap or small-cap companies which are generally companies with a market capitalization under $10 billion and $1 billion, respectively.

The Fund's manager utilizes a strategy of "Risk Controlled, Thematic, GARP (Growth at a Reasonable Price)." This strategy attempts to control portfolio risk by utilizing investments that are larger components of the Standard & Poor's 500 Index ("S&P 500"); identify major macro forces (themes and trends) that will influence the economic environment and buy stocks that are at attractive valuations relative to their peers. The Adviser will also have the option of pursuing a growth-based or a value-based strategy as market conditions dictate.

Growth stocks, in general, tend to be highly valued relative to their current earnings. These companies may include those that the market is willing to pay more for because they are recognized leaders or well-known household names with the potential for powerful, consistent earnings growth and which may be worth more in the future.

When looking for value stocks, the Adviser will attempt to identify investments which, for whatever reason, are currently out of favor and selling at a discount to their fair market value as defined by the Adviser's disciplines. These value companies' stock prices do not appear to reflect their underlying value as measured by assets, earnings, cash flow, business franchises, or other quantitative or qualitative measurements.

Under normal market conditions, the Fund intends to invest at least 65% of the value of its total assets in large-cap equity securities that are expected to produce growth or capital appreciation. The Fund will also consider to a lesser extent whether the securities offer the opportunity for current income.

What are the Funds' Main Investments and Investment Techniques?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Equity Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Equity Funds may invest.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Funds may also treat such redeemable preferred stock as a fixed income security.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which a Fund may invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a GSE) acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Tax Exempt Securities

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment. Interest income on such securities may be subject to the federal alternative minimum tax (AMT) for individuals and corporations.

Municipal Notes

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian will take possession of the securities subject to repurchase agreements. The Adviser will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

PORTFOLIO TURNOVER (Equity and Income Funds only )

Each Fund (other than the Money Market Funds ) actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY DEFENSIVE INVESTMENTS

The NY Tax-Free Money Market Fund, NY Municipal Income Fund, Mid Cap Stock Fund andLarge Cap Core Fund may temporarily depart from their principal investment strategies by investing their assets in cash and shorter-term debt securities and similar obligations. They may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Funds to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

Specific Risks of Investing in the Funds

STOCK MARKET RISKS

The value of equity securities in each Equity Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR GROWTH

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Furthermore, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS RELATED TO COMPANY SIZE

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. For example, medium capitalization stocks may be less liquid and more volatile than stocks of larger, well-known companies. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.

Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline.

The Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

TAX RISKS

In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the NY Tax-Free Money Market Fund andNY Municipal Income Fund to their shareholders to be taxable.

Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

Income from the NY Municipal Income Fund and NY Tax-Free Money Market Fund may be subject to the AMT.

RISKS OF NON-DIVERSIFICATION

The NY Municipal Income Fund is non-diversified. Compared to diversified mutual funds, this Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's Share price and performance.

NEW YORK INVESTMENT RISKS

New York's economy is large and diverse. While several upstate counties benefit from agriculture, manufacturing and high technology industries, New York City nonetheless still dominates the State's economy through its international importance in economic sectors such as advertising, finance, and banking. Any major changes to the financial conditions of New York City would ultimately have an effect on the State.

Yields on New York municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State, counties, municipalities or City of New York could impact the NY Tax-Free Money Market Fund's or NY Municipal Income Fund's portfolio. The ability of these Funds to achieve their investment goals also depends on the continuing ability of the issuers of New York municipal securities and participation interest, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.

What Do Shares Cost?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. Purchases and redemptions by wire will not be available on days the Federal Reserve wire system is closed. All of the Funds offer Class A Shares. Only the Equity Funds offer Class B Shares. The differences between the two classes relate to the timing and amount of asset based sales charge an investor bears directly or indirectly as a shareholder. When the Funds receive your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). The Money Market Funds and Class B Shares of the Equity Funds do not charge front-end sales charges. Each Money Market Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing its portfolio securities using the amortized cost method. The Money Market Funds cannot guarantee that their NAV will always remain at $1.00 per Share.

The value of Shares of the Income andEquity Funds is generally determined based upon the market value of portfolio securities. However, the Funds' Board may determine in good faith that another method of valuing investments is necessary to appraise their fair market value. If an Equity Fund owns foreign securities that trade in foreign markets on days the NYSE is closed, the value of a Fund's assets may change on days you cannot purchase, redeem or exchange Shares.

NAV for the Income and Equity Funds is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. NAV for the Money Market Funds is determined at 12:00 p.m. (Eastern time), 3:00 p.m. (Eastern time) and at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Equity Funds generally value equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). The Funds generally value fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

Each Fund's current NAV and/or public offering price may be found in the mutual funds section of certain local newspapers under Vision Funds.

The minimum initial investment in each Fund is $500 unless the investment is in a retirement plan or an IRA account, in which case the minimum initial investment is $250. Subsequent investments must be in amounts of at least $25.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Funds.

The maximum front-end sales charge that you will pay on an investment in Class A Shares is 5.50% on Equity Funds and 4.50% on the Income Funds . The Money Market Funds and Class B Shares of theEquity Funds have no front-end sales charge. The maximum contingent deferred sales charge you will pay (at the time of redemption) on Class B Shares of Large Cap Value Fund, Mid Cap Stock Fund, Large Cap Growth Fund andLarge Cap Core Fund is 5.00%. Keep in mind that investment professionals may charge you additional fees for their services in connection with your Share transactions.

SALES CHARGE WHEN YOU PURCHASE--CLASS A SHARES

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Class A Shares of Large Cap Value Fund , Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

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Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	2.25%	2.30%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater	0.00%	0.00%

Class A Shares of U.S. Government Securities Fund and New York Municipal Income Fund are sold at their NAV next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater	0.00%	0.00%

The sales charge at purchase may be reduced by:

  purchasing Shares in greater quantities to reduce the applicable sales charge;
  combining concurrent purchases of Shares:
  by you, your spouse, and your children under age 21; or
  of the same share class of two or more Vision Funds (other than money market funds);
  accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or
  signing a Letter of Intent (LOI) to purchase a specific dollar amount of Shares within 13 months (call your investment professional or see the Fund's purchase application for more information).

The sales charge may be eliminated when you purchase Shares:

  within 90 days of redeeming Shares of an equal or lesser amount of the redemption;
  within 60 days of redeeming shares of any other mutual fund which was sold with a sales charge or commission or fixed or variable rate annuities of an equal or lesser amount;
  by exchanging Shares from the same share class of another Vision Fund (other than a money market fund);
  through wrap accounts or other investment programs where you pay the investment professional directly for services;
  through investment professionals that receive no portion of the sales charge;
  as a current or retired Director or employee of the Fund, the Adviser, the Distributor, the Sub-adviser and their affiliates, and the immediate family members of these individuals;
  as an employee of a dealer which has a selling group agreement with the Distributor;
  as an investor referred by any sub-adviser to the Funds.

If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify the Fund's Distributor, Federated Securities Corp., or M&T Bank's Mutual Fund Services at the time of purchase. If the Distributor or Mutual Fund Services is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

SALES CHARGE WHEN YOU REDEEM--CLASS B SHARES

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC), as follows:

Shares Held Up To:	CDSC
1 year	5.00%
2 years	4.00%
3 years	3.00%
4 years	3.00%
5 years	2.00%
6 years	1.00%
7 years or more	0.00%

Class B Shares convert to Class A Shares (which pay lower ongoing expenses) eight years after purchase. This is a non-taxable event.

You will not be charged a CDSC when redeeming Class B Shares:

  purchased with reinvested dividends or capital gains;
  you reinvested within 90 days of a previous redemption;
  that you exchanged into the same share class of another Vision Fund where the Shares were held for the applicable CDSC holding period (other than a money market fund);
  purchased through investment professionals who did not receive advanced sales payments;
  if, after you purchase Shares, you become disabled, as defined by the IRS;
  of Shares held by Directors, employees, and sales representatives of the Funds, the Distributor, or affiliates of the Funds or Distributor, employees of any investment professional that sells Shares of the Funds pursuant to a sales agreement with the Distributor, and their immediate family members to the extent that no payments were advanced for purchases made by these persons;
  of Shares originally purchased through a bank trust department, a registered investment adviser or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through such entities;
  if the redemption qualified under the Systematic Withdrawal Program;
  if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;
  if your redemption is a required retirement plan distribution;
  upon the death of the last surviving shareholder of the account.

If your redemption qualifies, you or your investment professional should notify the Distributor at the time of redemption to eliminate the CDSC. If the Distributor is not notified, the CDSC will apply.

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
  Shares held the longest (to determine the number of years your Shares have been held, include the time you held Class B shares of other Vision Funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the share price at the time of purchase or redemption, whichever is lower.

How are the Funds Sold?

Treasury Money Market Fund andMoney Market Fund offer two share classes: Class A Shares and Class S Shares. NY Tax-Free Money Market Fund, U.S. Government Securities Fund, andNY Municipal Income Fund offer one share class: Class A Shares. Large Cap Value Fund, Mid Cap Stock Fund, Large Cap Growth Fund andLarge Cap Core Fund offer two share classes: Class A Shares and Class B Shares. Each class represents interests in a single portfolio of securities.

This prospectus relates only to Class A Shares and Class B Shares. Each share class has different sales charges and other expenses, which affect their performance. Contact your investment professional or call Mutual Fund Services at (800) 836-2211 for more information concerning Class S Shares.

The Fund's Distributor markets the Shares described in this prospectus to institutions or individuals, directly or through an investment professional that has an agreement with the Distributor (Authorized Dealer). When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLANS

Each Fund (other than the Money Market Funds ) has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor for the sale and distribution of the Funds' Class A and Class B Shares. In the case of Class B Shares, the Plan may also be used to compensate the Distributor, the Adviser, a subadviser, their affiliates or investment professionals for commissions advanced on the sale of Class B Shares. The Distributor may voluntarily waive or reduce its fees. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees. The Funds have no present intention of paying or accruing 12b-1 fees on Class A Shares.

SHAREHOLDER SERVICES

The Funds have adopted a Shareholder Services Plan on behalf of each class of Shares, which is administered by Federated Administrative Services. M&T Bank acts as shareholder servicing agent for the Funds, providing shareholder assistance, communicating or facilitating purchases and redemptions of Shares, and distributing prospectuses and other information. Except for Mid Cap Stock Fund , no Fund has a present intention of paying or accruing shareholder servicing fees on Class A Shares.

How to Purchase Shares

You may purchase Shares through M&T Bank, M&T Securities, Inc., or through an Authorized Dealer at the NAV next determined after the purchase order is received plus any applicable sales charge.

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Payment may be made by check, federal funds wire or Automated Clearing House (ACH).

Purchase orders for the Money Market Funds must be received by 3:00 p.m. (Eastern time) to receive the Fund's closing day NAV and to begin earning dividends the next day.

Purchase orders for the Income and Equity Funds must be received by 4:00 p.m. (Eastern time) in order to receive that day's closing NAV. Purchase orders through Automated Clearing House (ACH) must be received by 3:00 p.m. (Eastern time). For settlement of an order to occur, payment must be received on the next business day following the order.

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Where a Fund offers more than one Share Class and you do not specify the Class choice on your form of payment, you automatically will receive Class A Shares.

The Funds reserve the right to reject any purchase request. The Funds do not issue share certificates.

THROUGH M&T BANK

To purchase Shares through M&T Bank, contact an account representative at M&T Bank or affiliates of M&T Bank which make Shares available, or M&T Bank's Mutual Fund Services at (800) 836-2211 (in the Buffalo area call (716) 635-9368).

THROUGH M&T SECURITIES, INC.

To purchase Shares through a representative of M&T Securities, Inc. (M&T Securities) call (800) 724-5445.

THROUGH AN AUTHORIZED DEALER

Contact your Authorized Dealer for specific instructions on how to purchase Shares.

PAYMENT BY CHECK

To purchase Shares of the Funds for the first time by mail using a check as payment, complete and sign an account application form and mail it, together with a check payable to (Name of the Fund and Class of Shares) to:

Vision Group of Funds, Inc.
P.O. Box 4556
Buffalo, New York, 14240-4556

Current shareholders can purchase Shares by mail by sending a check to the same address. Orders by mail are considered received after payment by check has been converted into federal funds. This is normally the next business day after the check is received.

Shares of the Money Market Funds purchased by check begin earning dividends on the day after the check is converted into federal funds.

PAYMENT BY WIRE

You may purchase Shares by Federal Reserve wire, whereby your bank sends money to the Funds' bank through the Federal Reserve System. Wire orders will only be accepted on days on which the Funds, M&T Bank and the Federal Reserve wire system are open.

Money Market Funds

Call M&T Bank's Mutual Fund Services or a representative of M&T Securities before 11:00 a.m. (Eastern time) to place your order. The order is considered immediately received, provided that payment by federal funds is received that same day. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day.

Income and Equity Funds

Call M&T Bank's Mutual Fund Services or a representative of M&T Securities before 4:00 p.m. (Eastern time) to place your order. The order is considered immediately received, provided that payment by federal funds is received before 3:00 p.m. (Eastern time) the next business day.

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PAYMENT BY AUTOMATED CLEARING HOUSE (ACH)

Money Market Funds

To place an order, call M&T Bank's Mutual Fund Services. Purchase orders for which payment will be made via ACH must be received by 3:00 p.m. (Eastern time). This purchase option can be established by completing the appropriate sections of the account application.

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Income and Equity Funds

To place an order, call M&T Bank's Mutual Fund Services or a representative of M&T Securities before 4:00 p.m. (Eastern time). The money will be transferred from your checking or NOW deposit account to your Fund account on the next business day.

Your purchase of Shares will be effected on the day the order is placed.

CUSTOMER AGREEMENTS

Shareholders normally purchase Shares through different types of customer accounts at M&T Bank and its affiliates. You should read this prospectus together with any agreements between you and the Bank to learn about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

SYSTEMATIC INVESTMENT PROGRAM

Once you have opened a Fund account, you can add to your investment on a regular basis in amounts of $25 or more through automatic deductions from your checking or NOW deposit account. The money may be withdrawn and periodically invested in Fund Shares at the next NAV calculated after your order is received plus any applicable sales charge. To sign up for this program, please call M&T Bank's Mutual Fund Services for an application.

THROUGH AN EXCHANGE

You may purchase Shares of the Funds through an exchange from the same Share class of another Vision Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

RETIREMENT INVESTMENTS

Shares of the Funds can be purchased as an investment for retirement plans or IRA accounts. You may be subject to an annual IRA account fee. NY Tax-Free Money Market Fund and NY Municipal Income Fund are generally not appropriate for retirement plans or IRA accounts. For further details, contact the Funds and consult a tax adviser.

How to Redeem Shares

Each Fund redeems Shares at its NAV next determined after the Fund receives the redemption request in proper form, subject to daily cut off times, less any applicable CDSC. Shares may be redeemed directly from the Funds by telephone or by mail.

BY TELEPHONE

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To redeem Shares by telephone, call M&T Bank's Mutual Fund Services at (800) 836-2211 (in the Buffalo area call (716) 635-9368). The proceeds will be sent via ACH to the account you previously designated at a domestic commercial bank that is a member of the Federal Reserve System.

BY WIRE

Proceeds of a wire order will be wired to your account at M&T Bank or an affiliate or to another account you previously designated at a domestic commercial bank that is a member of the Federal Reserve System. Redemptions by wire can only be made on days the Federal Reserve wire system, M&T Bank and the Funds are open for business.

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Money Market Funds

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To redeem shares, call by 3:00 p.m. (Eastern time). Proceeds will be sent via ACH or check. You will receive proceeds from an ACH redemption request two business days after such request is received.

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Income and Equity Funds

If you call before 4:00 p.m. (Eastern time) you will receive a redemption amount based on that day's NAV. The proceeds of your redemption request will be wired to your account the next business day.

You are automatically eligible to make telephone redemptions unless you check the box on your new account application form to decline the privilege. It is recommended that you provide the necessary information for the telephone/wire redemption option on your initial application. If you do not do this and later wish to take advantage of the telephone redemption privilege, you must call M&T Bank's Mutual Fund Services for authorization forms.

M&T Bank reserves the right to charge a fee for a wire transfer from a customer checking account, which may contain redemption proceeds, to another commercial bank.

Redemption requests for Shares held through an IRA account must be made by mail and not by telephone.

The Funds reserve the right to modify or terminate the telephone redemption privilege at any time. Shareholders will be notified prior to any modification or termination. Your telephone instructions may be electronically recorded for your protection.

Shareholders who accept the telephone redemption service authorize the Vision Group of Funds, Inc. and its agents to act upon their telephonic instructions to redeem Shares from any account for which they have authorized such services. If reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

You may redeem Shares by sending your written request to:

Vision Group of Funds, Inc.
P.O. Box 4556
Buffalo, New York 14240-4556

Your written request must include your name, the Fund's name and share class, your account number, and the Share or dollar amount you wish to redeem. Please call M&T Bank's Mutual Fund Services at (800) 836-2211 for specific instructions before redeeming by mail.

Normally, a check for the proceeds is mailed within one business day but in no event more than seven business days, after receipt of a proper written redemption request.

ADDITIONAL CONDITIONS

Signature Guarantees

You must have a signature guarantee on written redemption requests:

  when you are requesting a redemption of $50,000 or more;
  when you want a redemption to be sent to an address other than the one you have on record with the Fund; or
  when you want the redemption payable to someone other than the shareholder of record.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker-dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds

Redemption proceeds for Shares redeemed by mail are normally mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

  to allow your purchase payment to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets.

SYSTEMATIC WITHDRAWAL PROGRAMS

Class A Shares

You may automatically redeem Class A Shares in a minimum amount of $50 on a regular basis. Your account must be worth at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Shares using this program. For more information and an application form for this program call M&T Bank's Mutual Fund Services at (800) 836-2211.

Class B Shares

A CDSC will not be charged on SWP redemptions of Class B Shares if:

  Shares redeemed are 12% or less of the account value in a single year;
  the account is at least one year old;
  all dividends and capital gains distributions are reinvested; and
  the account has at least a $10,000 balance when the SWP is established (multiple Class B Share accounts cannot be aggregated to meet this minimum balance).

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end.

This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. For more information and an application form for this program call M&T Bank's Mutual Fund Services at (800) 836-2211.

CHECKWRITING

You may request checks to redeem Shares of the Money Market Funds . Your account will continue to receive the daily dividend declared on the Shares being redeemed until the check is presented for payment. The ability to redeem Shares by check may not be available when establishing an account through an investment professional. You should read this prospectus together with any applicable agreement between you and the institution to learn about the services provided, the fees charged for those services, and any restrictions or limitations that may be imposed. For more information, contact M&T Bank's Mutual Fund Services.

REDEMPTION IN KIND

Although the Funds intend to pay Share redemptions in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

REDEMPTION FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

How to Exchange Shares

You may exchange Shares of a Fund for the same share class of another Vision Fund at the NAV next determined after the Funds receive the exchange in proper form. You also would pay applicable sales charges when exchanging Shares from one of the Money Market Funds into one of the Income or Equity Funds . In addition, you may exchange Class A Shares of the Funds into Class A Shares of Federated International Equity Fund at NAV plus any applicable sales charge.

In order to exchange Shares you must:

  meet the minimum initial investment requirements (if the exchange results in the establishment of a new account);
  establish an account into the Fund you want to acquire if you do not have an account in that Fund;
  ensure that the account registrations are identical;
  receive a prospectus for the Fund into which you wish to exchange; and
  only exchange into Funds that may be legally sold in your state of residence.

An exchange is treated as a redemption and subsequent purchase and is a taxable transaction.

For additional information about the exchange privilege, call M&T Bank's Mutual Fund Services at (800) 836-2211.

CLASS A SHARE EXCHANGES

Exchanges at NAV

If you exchange between Funds with different sales charges, the exchange will be made at NAV.

If you paid a sales charge once (included Shares acquired through reinvestment of dividends and capital gains) you will not have to pay the sales charge again upon exchange. This is true even if you exchange out of a Fund with a sales charge, then into a Fund without a sales charge and back into a Fund with a sales charge.

Exchanges Subject to a Sales Charge

If you purchased into a Fund without a sales charge, and exchange into a Fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, the sales charge will not be applied to any Shares that you acquired through reinvestment of dividends and capital gains.

CLASS B SHARE EXCHANGES

You may exchange Class B Shares from one Fund to another at NAV without any sales charge. The time you held the original Class B Shares will be added to the time you held the exchanged-for Class B Shares for purposes of calculating any applicable CDSC when you ultimately redeem those Shares.

The Funds may modify or terminate the exchange privilege at any time, and shareholders will be notified prior to any modification or termination. The Funds' management or adviser may determine from the amount, frequency, and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder, limit the number of exchanges allowed, and may bar that shareholder from purchasing other Vision Funds.

EXCHANGING SHARES BY TELEPHONE

You may exchange Shares between Funds by calling M&T Bank's Mutual Fund Services at (800) 836-2211 (in Buffalo, (716) 635-9368).

Money Market Funds

Your telephone instructions must be received by M&T Bank by 11:00 a.m. (Eastern time) and transmitted to Federated Shareholder Services Company by 4:00 p.m. (Eastern time) for Shares to be exchanged that same day.

Income and Equity Funds

Exchange instructions must be received by M&T Bank's Mutual Fund Services and transmitted to Federated Shareholder Services Company by 4:00 p.m. (Eastern time) for Shares to be exchanged that same day.

You will not receive a dividend from the Fund into which you are exchanging on the date of the exchange.

You will automatically be eligible for telephone exchanges, unless you check the box on the new account application form to decline this privilege. It is recommended that you provide the necessary information for the telephone exchange option on your initial application. If you do not do this and later wish to take advantage of the privilege, you may call M&T Bank's Mutual Fund Services for authorization forms.

Shareholders who accept the telephone exchange service authorize the Vision Group of Funds, Inc. and its agents to act upon their telephonic instructions to exchange Shares from any account for which they have authorized such services. If reasonable procedures are not followed by the Funds, the shareholder may be liable for losses due to unauthorized or fraudulent telephone transactions.

EXCHANGING SHARES BY MAIL

You may exchange Shares by mail by sending your written request to:

Vision Group of Funds, Inc.
P.O. Box 4556
Buffalo, New York 14240-4556

All written requests must include your name, the Fund's name and Share class, your account number, and the share or dollar amount you wish to exchange and the name of the Fund into which the exchange is to be made.

SYSTEMATIC EXCHANGE PROGRAM

You may exchange Shares from one Fund into another Fund on a monthly, quarterly or annual basis. Exchanges must be at least $25 and are subject to limitations and any applicable sales charges as described above. For more information and an application form for the Systematic Exchange Program, call M&T Bank's Mutual Fund Services at (800) 836-2211.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

Fund	Dividends Declared/ Dividends Paid
Money Market Funds and Income Funds	Daily/Monthly
Large Cap Value Fund, Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core Fund	Quarterly/Quarterly

Dividends (if any) are paid to shareholders invested in a Fund on the record date.

The Money Market Funds do not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. In addition, each Fund intends to pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase shares just before a Fund declares a dividend (other than a Fund that declares dividends daily) or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below $250. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum account balance required.

TAX INFORMATION

The Funds send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Capital gains distributions are taxable at different rates depending upon the length of time a Fund holds its assets.

Fund distributions for the Mid Cap Stock Fund and Large Cap Growth Fund are expected to be primarily capital gains. Fund distributions for the Large Cap Value Fund and Large Cap Core Fund are expected to be both dividends and capital gains. Fund distributions for the Treasury Money Market Fund, Money Market Fund and U.S. Government Securities Fund are expected to be primarily dividends.

It is anticipated that distributions for the NY Tax-Free Money Market Fund and the NY Municipal Income Fund will be primarily dividends that are exempt from federal income tax, although a portion of each Fund's dividends may not be exempt. Dividends may be subject to state and local taxes, although each Fund's dividends will be exempt from New York state personal income tax to the extent that they are derived from interest on obligations exempt from New York personal income taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund.

Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Funds?

The Board of Directors governs the Funds. The Board selects and oversees the Adviser, M&T Bank. The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser's address is One M&T Plaza, Buffalo, New York 14240.

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The Adviser is the principal banking subsidiary of M&T Bank Corporation, a regional bank holding company in existence since 1969. M&T Bank was founded in 1856 and provides comprehensive banking and financial services to individuals, governmental entities and businesses throughout New York State. As of December 31, 1999, M&T Bank had over $4.8 billion in assets under management. M&T Bank has served as investment adviser to the Funds since 1988. As of December 31, 1999, M&T Bank managed $1.8 billion in net assets of money market funds and $244.9 million in net assets of fluctuating mutual funds. As part of its regular banking operations, M&T Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of M&T Bank. The lending relationship will not be a factor in the selection of securities.

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For its services under an Advisory Contract, the Adviser receives an annual Advisory Fee from each Fund, equal to a percentage of each Fund's average daily net assets as follows:

Fund Name	Advisory Fee
Each Money Market Fund	0.50%
Each Income Fund	0.70%
Large Cap Value Fund	0.70%
Mid Cap Stock Fund, Large Cap Growth Fund and Large Cap Core Fund	0.85%

The Adviser may voluntarily waive a portion of its fee or reimburse the Funds for certain operating expenses.

SUB-ADVISERS

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The Adviser has delegated daily management of the NY Tax-Free Money Market Fund to the sub-adviser, Federated Investment Management Company (FIMCO). FIMCO has complete discretion to manage portfolio securities of the Fund, subject to the Fund's investment objective, policies and limitations. FIMCO is a registered investment adviser and a subsidiary of Federated. FIMCO and other subsidiaries of Federated advise more than 176 mutual funds and separate accounts, which totaled approximately $125 billion in assets as of December 31, 1999. For its services FIMCO receives a fee based upon a percentage of each Fund's average daily net assets which is paid by the Adviser and not by the Fund. FMICO's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser has delegated daily management of the Mid Cap Stock Fund to the sub-adviser, Independence Investment Associates, Inc. (IIA). IIA has complete discretion to manage portfolio securities of the Fund, subject to the Fund's investment objective, policies and limitations. IIA is a registered investment adviser founded in 1982 and a subsidiary of John Hancock Mutual Life Insurance Company. IIA and its subsidiaries manages over $30 billion in assets under management. IIA is a sub-adviser for over $12.0 billion in 13 mutual funds, and 7 commingled accounts. In addition, IIA is a sub-adviser to several clients with various accounts totalling more than $1.3 billion. IIA's fee is paid by the Adviser and not the Fund. IIA's address is 53 State Street, Boston, MA 02109.

The Adviser has delegated daily management of the Large Cap Growth Fund to the subadviser, Montag & Caldwell, Inc. (Montag & Caldwell). Montag & Caldwell has complete discretion to manage portfolio securities of the Fund, subject to the Fund's investment objective, policies and limitations and subject to supervision of and oversight by the Adviser and the Fund's Board. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Total assets under management for all clients (including two other mutual funds) were approximately $33 billion as of December 31, 1999. For its services, Montag & Caldwell receives a fee based upon a percentage of each Fund's average daily net assets which is paid by the Adviser and not by the Fund. The subadviser's address is 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326-3248.

PORTFOLIO MANAGERS

The U.S. Government Securities Fund and Large Cap Value Fund are managed by Thomas R. Pierce. Mr. Pierce has been the portfolio manager of the U.S. Government Securities Fund since March 1995 and of the Large Cap Value Fund since December 1999. Mr. Pierce joined M&T Bank in January 1995 as Vice President from Merit Investment Advisors where he acted as Director of Fixed Income Product and Trading since 1993. For the period from 1987 to 1993, Mr. Pierce served as Fixed Income Manager at ANB Investment Management Company, where he directed the management of $3.5 billion of active and passive fixed income portfolios. Mr. Pierce is a Chartered Financial Analyst and has a B.A. in Economics from Washington University, and an MBA from the University of Chicago.

Robert J. Truesdell has supervised the investment management of the U.S. Government Securities Fund and New York Municipal Income Fund since their inception. From August 1994 through February 1995, he also served as the portfolio manager of these Funds. Effective December 1999, Mr. Truesdell assumed portfolio manager responsibilities for New York Municipal Income Fund. In addition to his responsibilities with respect to these Funds, Mr. Truesdell manages individual investment accounts and oversees the investment activities of M&T Bank's money market and fixed income products as well as the money market funds in the Vision Group of Funds, Inc. Mr. Truesdell joined M&T Bank as Vice President and Fixed Income Manager in 1988. Mr. Truesdell holds an MBA in Accounting from the State University of New York at Buffalo.

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The Mid Cap Stock Fund is managed by an investment committee.

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The Large Cap Growth Fund has been managed since its inception in March 2000 by David L. Watson, Vice President and Senior Portfolio Manager of Montag & Caldwell, Inc. since 1998. Mr. Watson has over 18 years of equity and fixed income investment management experience. He established an office for Merrill Lynch Asset Management in Atlanta in 1997 and was employed there through 1998. Prior to 1997 David was employed as a senior portfolio manager with Trusco Capital Management in Atlanta. David received his Bachelor's degree in Finance from Mississippi State University and his M.B.A. from the Goizueta Business School of Emory University. He is a Chartered Financial Analyst and member of the Atlanta Society of Financial Analysts. David has taught and spoken on many investment topics for various industry associations and regulatory agencies. He also serves on the Regulatory Content Committee of the New York Stock Exchange and is a member of the Professional Qualifications Committee of the Municipal Securities Rulemaking Board.

The Large Cap Core Fund has been managed since its inception in June 2000 by William F. Dwyer. Mr. Dwyer joined M&T Investment Group in January 2000 as Senior Vice President and Chief Investment Officer. He has more than 32 years of investment experience. Most recently Mr. Dwyer served as Chief Investment Officer of Citizen's Financial Group in Rhode Island for six years. Mr. Dwyer holds a Bachelor of Arts Degree from St. Michael's College in Vermont. He earned his M.B.A. from Western New England College in Springfield, Massachusetts and is a Certified Financial Analyst.

Financial Information

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each Fund's Class A Shares and Class B Shares for the past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and capital gains.

This information has been audited by Ernst & Young, LLP whose report, along with the Funds' audited financial statements, is included in the Annual Report which is available upon request.

Vision Mid Cap Stock Fund commenced operations on October 15, 1999, when it acquired both Vision Growth and Income Fund and Vision Capital Appreciation Fund (the "Acquired Funds") in a reorganization. In order to comply with comments made by the staff of the SEC, the Mid Cap Stock Fund had to become an "accounting survivor" of one of the Acquired Funds, despite the differences in the investment objective, strategies, policies and expenses of the Acquired Funds, and the fact that Mid Cap Stock Fund's subadviser never managed, or provided any investment advice to, the Acquired Funds. Accordingly, the following financial and performance information presented for the Mid Cap Stock Fund in reality reflects the historical operations of Vision Growth and Income Fund in all periods prior to October 15, 1999. This past performance is not predictive of future performance of the Mid Cap Stock Fund and should be evaluated in light of the Fund's organization and the differences noted above.< /P>

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions From Net Investment Income	Distributions In Excess of Net Investment Income	Distributions From Net Realized Gains
Treasury Money Market Fund--Class A Shares
1996	$1.00	0.05	--	--	(0.05)	--	--
1997	$1.00	0.05	--	--	(0.05)	--	--
1998	$1.00	0.05	--	--	(0.05)	--	--
1999	$1.00	0.04	--	--	(0.04)	--	--
2000	$1.00	0.05	--	--	(0.05)	--	--
Money Market Fund--Class A Shares
1996	$1.00	0.05	--	--	(0.05)	--	--
1997	$1.00	0.05	--	--	(0.05)	--	--
1998	$1.00	0.05	--	--	(0.05)	--	--
1999	$1.00	0.05	--	--	(0.05)	--	--
2000	$1.00	0.05	--	--	(0.05)	--	--
New York Tax-Free Money Market Fund
1996	$1.00	0.03	--	--	(0.03)	--	--
1997	$1.00	0.03	--	--	(0.03)	--	--
1998	$1.00	0.03	--	--	(0.03)	--	--
1999	$1.00	0.03	--	--	(0.03)	--	--
2000	$1.00	0.03	--	--	(0.03)	--	--
U.S. Government Securities Fund
1996	$9.09	0.52	0.22	0.74	(0.52)	--	--
1997	$9.31	0.58	(0.03)	0.55	(0.58)	--	--
1998	$9.28	0.60	0.34	0.94	(0.60)	(0.01)(a)	--
1999	$9.61	0.58	(0.08)	0.50	(0.58)	--	(0.02)
2000	$9.51	0.59	(0.49)	0.10	(0.59)	--	--
New York Municipal Income Fund
1996	$9.67	0.46	0.23	0.69	(0.46)	--	--
1997	$9.90	0.48	0.18	0.66	(0.48)	--	--
1998	$10.08	0.46	0.38	0.84	(0.46)	--	(0.04)
1999	$10.42	0.46	0.19	0.65	(0.46)	--	(0.09)
2000	$10.52	0.46	(0.75)	(0.29)	(0.46)	--	(0.05)
Large Cap Value Fund--Class A Shares(k)
1998(b)	$9.99	0.08	1.47	1.55	(0.07)	--	--
1999	$11.47	0.19	0.78	0.97	(0.19)	--	(0.01)
2000	$12.24	0.18	(0.94)	(0.76)	(0.18)	--	(0.16)
Large Cap Value Fund--Class B Shares(k)
2000(c)	$11.18	0.05	0.12	0.17	(0.06)	--	(0.16)
Mid Cap Stock Fund--Class A Shares(l)
1996	$10.35	0.13	2.98	3.11	(0.11)	--	--
1997	$13.35	0.13	2.35	2.48	(0.13)	--	(0.59)
1998	$15.11	0.11	4.34	4.45	(0.09)	--	(3.34)
1999	$16.13	0.05	(1.67)	(1.62)	(0.07)	--	(0.99)
2000	$13.45	(0.01)	2.54	2.53	(0.02)	--	(0.45)
Mid Cap Stock Fund--Class B Shares
2000(d)	$14.28	(0.03)	1.25	1.22	--	--	--
Large Cap Growth Fund--Class A Shares
2000(e)	$10.00	0.01	0.03	0.04	--	--	--
Large Cap Growth Fund--Class B Shares
2000(f)	$10.31	0.00	(0.27)	(0.27)	--	--	--

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal tax purposes.

(b) Reflects operations for the period from September 26, 1997 (date of initial public investment) to April 30, 1998.

(c) Reflects operations for the period from December 10, 1999 (date of initial public investment) to April 30, 2000.

(d) Reflects operations for the period from March 15, 2000 (date of initial public investment) to April 30, 2000.

(e) Reflects operations for the period from March 20, 2000 (date of initial public investment) to April 30, 2000.

(f) Reflects operations for the period from April 6, 2000 (date of initial public investment) to April 30, 2000.

(g) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

				Ratios to Average Net Assets
Year Ended April 30,	Total Distributions	Net Asset Value, End of period	Total Return(g)	Expenses	Net Investment Income (Operating Loss)	Expense Waiver/ Reimbursement(i)	Net Assets, End of Period (000 Omitted)	Portfolio Turnover
Treasury Money Market Fund--Class A Shares
1996	(0.05)	$1.00	5.25%	0.57%	5.10%	0.09%	$372,884	--
1997	(0.05)	$1.00	4.82%	0.58%	4.75%	0.10%	$373,485	--
1998	(0.08)	$1.00	4.98%	0.59%	4.96%	0.08%	$441,422	--
1999	(0.04)	$1.00	4.54%	0.59%	4.49%	0.08%	$498,548	--
2000	(0.05)	$1.00	4.71%	0.58%	4.62%	0.08%	$423,685	--
Money Market Fund--Class A Shares
1996	(0.05)	$1.00	5.33%	0.58%	5.19%	0.11%	$489,229	--
1997	(0.05)	$1.00	4.93%	0.61%	4.77%	0.10%	$599,817	--
1998	(0.05)	$1.00	5.11%	0.64%	5.00%	0.05%	$686,259	--
1999	(0.05)	$1.00	4.76%	0.63%	4.64%	0.05%	$932,896	--
2000	(0.05)	$1.00	4.95%	0.63%	4.87%	0.05%	$1,095,128	--
New York Tax-Free Money Market Fund
1996	(0.03)	$1.00	3.20%	0.48%	3.14%	0.38%	$65,763	--
1997	(0.03)	$1.00	2.96%	0.50%	2.95%	0.35%	$56,618	--
1998	(0.03)	$1.00	3.14%	0.50%	3.09%	0.28%	$73,345	--
1999	(0.03)	$1.00	2.75%	0.58%	2.69%	0.14%	$110,291	--
2000	(0.03)	$1.00	2.97%	0.60%	3.00%	0.09%	$172,791	--
U.S. Government Securities Fund
1996	(0.52)	$9.31	8.10%	1.16%	5.41%	0.17%	$34,492	132%
1997	(0.58)	$9.28	6.05%	1.11%	6.23%	0.20%	$44,485	121%
1998	(0.61)	$9.61	10.42%	1.03%	6.30%	0.09%	$53,922	70%
1999	(0.60)	$9.51	5.31%	0.92%	5.95%	0.05%	$64,100	68%
2000	(0.59)	$9.02	1.11%	0.93%	6.36%	0.05%	$60,165	46%
New York Municipal Income Fund
1996	(0.46)	$9.90	7.18%	1.04%	4.60%	0.34%	$32,621	113%
1997	(0.48)	$10.08	6.76%	1.01%	4.74%	0.38%	$35,480	79%
1998	(0.50)	$10.42	8.37%	0.96%	4.35%	0.31%	$43,456	45%
1999	(0.55)	$10.52	6.37%	0.82%	4.38%	0.20%	$52,860	44%
2000	(0.51)	$9.72	(2.71%)	0.85%	4.60%	0.20%	$48,081	34%
Large Cap Value Fund--Class A Shares(k)
1998(b)	(0.07)	$11.47	15.51%	1.08%(h)	1.41%(h)	0.52%(h)	$37,403	11%
1999	(0.20)	$12.24	8.59%	1.02%	1.67%	0.00%	$45,582	55%
2000	(0.34)	$11.14	(6.15%)	0.99%	1.53%	--	$30,721	88%
Large Cap Value Fund--Class B Shares(k)
2000(c)	(0.22)	$11.13	1.62%	1.99%(h)	0.17%(h)	--	$10	88%
Mid Cap Stock Fund--Class A Shares(l)
1996	(0.11)	$13.35	30.18%	1.16%	1.09%	--	$65,119	77%
1997	(0.72)	$15.11	18.61%	1.14%	0.87%	--	$114,090	134%
1998	(3.43)	$16.13	31.40%	1.21%	0.65%	--	$143,404	88%
1999	(1.06)	$13.45	(9.26%)	1.20%	0.32%	--	$82,203	145%
2000	(0.47)	$15.51	19.88%	1.54%	(0.13%)	--	$110,651	163%
Mid Cap Stock Fund--Class B Shares
2000(d)	--	$15.50	8.54%	2.45%(h)	(1.82%)(h)	--	$53	163%
Large Cap Growth Fund--Class A Shares
2000(e)	--	$10.04	0.40%	0.00%(h)(j)	1.23%(h)	4.50%(h)	$6,617	1%
Large Cap Growth Fund--Class B Shares
2000(f)	--	$10.04	(2.62%)	0.00%(h)(j)	0.99%(h)	5.50%(h)	$42	1%

(h) Computed on an annualized basis.

(i) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(j) Amount represents less than 0.01%.

(k) Formerly Vision Equity Income Fund, effective August 30, 1999.

(l) Prior to October 15, 1999, reflects operations for Vision Growth and Income Fund.

Vision Treasury Money Market Fund

CLASS A SHARES

Vision Money Market Fund

CLASS A SHARES

Vision New York Tax-Free
Money Market Fund

CLASS A SHARES

Vision U.S. Government
Securities Fund

CLASS A SHARES

Vision New York Municipal Income Fund

CLASS A SHARES

Vision Large Cap Value Fund

(formerly, Vision Equity Income Fund)

CLASS A SHARES AND CLASS B SHARES

Vision Mid Cap Stock Fund

CLASS A SHARES AND CLASS B SHARES

Vision Large Cap
Growth Fund

CLASS A SHARES AND CLASS B SHARES

Vision Large Cap Core Fund

CLASS A SHARES AND CLASS B SHARES

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JUNE 30, 2000
(Revised August 22, 2000)

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A Statement of Additional Information (SAI) dated June 30, 2000 is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the Funds' SAI and Annual and Semi-Annual Reports to shareholders. The Annual Report discusses market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year. To obtain the SAI, the Annual and Semi-Annual Reports and other information without charge, and make inquiries, call (800) 836-2211.

You can obtain information about the Funds (including the SAI) by writing to or visiting the Public Reference Room in Washington, D.C. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington D.C. 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

SEC File No. 811-5514
Cusip 92830F109
Cusip 92830F307
Cusip 92830F208
Cusip 92830F406
Cusip 92830F505
Cusip 92830F802
Cusip 92830F810
Cusip 92830F794
Cusip 92830F786
Cusip 92830F851
Cusip 92830F844
Cusip 92830F778
Cusip 92830F760

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G00157-01 (8/00)

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